SECURITY AGREEMENT

among

PENZANCE, LLC,

THE INVESTORS PARTY HERETO,

and

LOTON, CORP., as Collateral Agent

Dated as of March 25, 2013

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SCHEDULES:

Schedule I      List of Grantors and Addresses for Notices

Schedule 3.1(a)(i)          List of Chief Executive Offices, Jurisdictions of Organization, Federal Employer Identification Numbers and Company Organizational Numbers

Schedule 3.1(a)(ii)         List of Legal and Other Names

Schedule 3.2           List of Locations of Equipment and Inventory

Schedule 3.4           List of Pledged Collateral, Investment Property and Securities Accounts

Schedule 3.5           List of Letters of Credit

Schedule 3.6           List of Intellectual Property

Schedule 3.7           List of Commercial Tort Claims

Schedule 3.8           List of Deposit Accounts

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THIS SECURITY AGREEMENT, dated as of March 25, 2013 (this “Security Agreement”), among Penzance, LLC, a California limited liability company (the “Company” or the “Grantor”), the investors from time to time party hereto (including their successors and permitted assigns, each, an “Investor” and collectively, the “Investors”) and Loton, Corp., a Nevada corporation, as collateral agent for the benefit of the Secured Parties (including its successors and permitted assigns and in such capacity, the “Collateral Agent”).

The Company is indebted to the Investors in the principal amount of $200,000 pursuant to one or more Secured Convertible Notes due March 25, 2015, dated March 25, 2013 (as amended, supplemented or otherwise modified, each, a “Secured Note” and together, the “Secured Notes”).

The Grantor and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their respective successors or permitted assigns), hereby agree as follows:

ARTICLE 1.

DEFINITIONS; GUARANTEE; GRANT OF SECURITY;
CONTINUING PERFECTION

Section 1.1           General Definitions

As used in this Security Agreement, the following terms shall have the meanings specified below:

“Account Debtor” means each Person who is obligated in respect of any Receivable or any Supporting Obligation or Collateral Support related thereto.

“Accounts” means all “accounts” as defined in Division 9 of the UCC.

“Additional Grantor” has the meaning assigned to such term in Article 11.

“Applicable Date” means (i) in the case of any Grantor (other than an Additional Grantor), the date hereof, and (ii) in the case of any Additional Grantor, the date of the Supplement executed and delivered by such Additional Grantor.

“Authorization” means, collectively, any license, approval, permit or other authorization issued by Governmental Authority.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of Los Angeles are authorized or required by law to remain closed.

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“Cash Collateral Account” means any Deposit Account or Securities Account established by the Collateral Agent in which cash may from time to time be on deposit or held therein pursuant to the Secured Transaction Documents.

“Chattel Paper” means all “chattel paper” as defined in Division 9 of the UCC.

“Claim Proceeds” means, with respect to any Commercial Tort Claim or any Collateral Support or Supporting Obligation relating thereto, all Proceeds thereof, including all insurance proceeds and other amounts and recoveries resulting or arising from the settlement or other resolution thereof, in each case regardless of whether characterized as a “commercial tort claim” under Division 9 of the UCC or “proceeds” under the UCC.

“Collateral” has the meaning assigned to such term in Section 1.4(a).

“Collateral Records” means all books, instruments, certificates, Records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals and other documents, and all computer software, computer printouts, tapes, disks and related data processing software and similar items, in each case that at any time represent, cover or otherwise evidence any of the Collateral.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any of the Collateral, and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” means (i) all “commercial tort claims” as defined in Division 9 of the UCC and (ii) all Claim Proceeds with respect to any of the foregoing; including all claims described on Schedule 3.7.

“Company” has the meaning assigned to such term in the preliminary statement of this Security Agreement.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned or held by any Grantor or which any Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

“Copyrights” means all of the following: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar offices in the United States or any other country, including those described on Schedule 3.6.

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“Deposit Accounts” means all “deposit accounts” as defined in Division 9 of the UCC, including all such accounts described on Schedule 3.8.

“Documents” means all “documents” as defined in Division 9 of the UCC.

“Equipment” means (i) all “equipment” as defined in Division 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools, in each case, regardless of whether characterized as “equipment” under the UCC, and (iii) all accessions or additions to any of the foregoing, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing.

“Equity Interest” means (i) shares of corporate stock, partnership interests, membership interests, and any other interest that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person, and (ii) all warrants, options or other rights to acquire any Equity Interest set forth in clause (i) of this defined term.

“Event of Default” has the meaning assigned to such term in the Secured Notes.

“Financial Assets” means all “financial assets” as defined in Division 8 of the UCC.

“General Intangibles” means (i) all “general intangibles” as defined in Division 9 of the UCC and (ii) all chooses in action and causes of action, all indemnification claims, all goodwill, all tax refunds, all licenses, permits, concessions, franchises and authorizations, all Intellectual Property, all Payment Intangibles and all Software, in each case, regardless of whether characterized as a “general intangible” under the UCC.

“Goods” means (i) all “goods” as defined in Division 9 of the UCC and (ii) all Equipment and Inventory and any computer program embedded in goods and any supporting information provided in connection with such program, to the extent (a) such program is associated with such goods in such a manner that it is customarily considered part of such goods or (b) by becoming the owner of such goods, a Person acquires a right to use the program in connection with such goods, in each case, regardless of whether characterized as a “good” under the UCC.

“Governmental Authority” means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board, bureau or similar body, whether federal, state, provincial, territorial, local or foreign.

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“Grantor” and “Grantors” have the meanings assigned to such terms in the preliminary statement of this Security Agreement.

“Instruments” means all “instruments” as defined in Division 9 of the UCC.

“Insurance” means all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent or any other Secured Party is an additional named insured or the loss payee thereof) and all business interruption insurance policies.

“Intellectual Property” means all intellectual and similar property owned by any Grantor of every kind and nature, including inventions, designs, Patents, Copyrights, Trademarks, Licenses, domain names, Trade Secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Inventory” means (i) all “inventory” as defined in Division 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business, all goods which are returned to or repossessed by or on behalf of any Grantor, and all computer programs embedded in any goods, and all accessions thereto and products thereof, in each case, regardless of whether characterized as “inventory” under the UCC.

“Investor” and “Investors” have the meaning assigned to such term in the preliminary statements of this Security Agreement.

“Investment Property” means, collectively, all “investment property” as defined in Division 9 of the UCC including all Pledged Collateral.

“Letter of Credit Rights” means all “letter-of-credit rights” as defined in Division 9 of the UCC and all rights, title and interests of the Grantor to any letter of credit, in each case regardless of whether characterized as a “letter-of-credit right” under the UCC.

“License” means any Copyright License, Patent License, Trademark License, Trade Secret License or other license or sublicense to which any Grantor is a party.

“Lien” means any lien, mortgage, charge, claim, security interest, encumbrance, or right of first refusal.

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“Net Receivables Balance” means all amounts recorded on the Company’s balance sheet as Receivables or accrued Receivables net of allowance for doubtful accounts consistent with past practice.

“Note Purchase Agreement” means that Secured Convertible Note Purchase Agreement by and between the Investors, the Collateral Agent and the Company, dated as of even date herewith, as amended, supplemented or otherwise modified from time to time.

“Obligations” means (i) the due and punctual payment of (a) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Secured Notes, when and as due, whether at maturity or by acceleration or otherwise, and (b) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor to the Secured Parties when and as due, or that are otherwise payable to any Investors, in each case under the Secured Transaction Documents when and as due and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantor or any other party (other than an Investor) under or pursuant to the Secured Transaction Documents.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned or held by or on behalf of any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

“Patents” means all of the following: (i) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in the United States or any other country, including those described on Schedule 3.6, and (ii) all reissues, continuations, divisions, continuations in part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Payment Intangibles” means all “payment intangibles” as defined in Division 9 of the UCC.

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“Permitted Liens” means all of the following: (i) Liens for taxes, assessments or similar charges incurred in the ordinary course of business that are not yet due and payable, (ii) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business, (iii) Liens in favor of the Investors, (iv) Liens of materialmen, mechanics, warehousemen, or carriers, or other like Liens arising in the ordinary course of business and securing obligations which are not yet delinquent, (v) purchase money Liens or purchase money security interests upon or in any property now or hereafter acquired or held by Grantor in the ordinary course of business to secure indebtedness, (vi) Liens and security interests which, as of the date of this Security Agreement, have been disclosed to Collateral Agent, and (vii) those Liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Grantor's assets.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, or joint stock company.

“Pledged Collateral” means, collectively, Pledged Debt and Pledged Equity Interests.

“Pledged Debt” means all indebtedness for borrowed money owed or owing to any Grantor, including all indebtedness described on Schedule 3.4, all Instruments other than checks received in the ordinary course of business, Chattel Paper or other documents, if any, representing or evidencing such debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such debt.

“Pledged Equity Interests” means all Equity Interests owned or held by or on behalf of any Grantor, including all such Equity Interests described on Schedule 3.4, and all certificates, instruments and other documents, if any, representing or evidencing such Equity Interests and all interests of the Grantor on the books and records of the issuers of such Equity Interests, all of the Grantor’s right, title and interest in, to and under any partnership, limited liability company, shareholder or similar agreements to which it is a party, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

“Proceeds” means (i) all “proceeds” as defined in Division 9 of the UCC, (ii) payments or distributions made with respect to any Investment Property, (iii) any payment received from any insurer or other Person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes the Collateral, and (iv) whatever is receivable or received when any of the Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, including any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (a) past, present or future infringement of any Patent now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Patent License, (b) past, present or future infringement or dilution of any Trademark now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Trademark License, or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned or held by or on behalf of any Grantor, (c) past, present or future infringement of any Copyright now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Copyright License, (d) past, present or future infringement of any Trade Secret now or hereafter owned or held by or on behalf of any Grantor, or licensed under a Trade Secret License, and (e) past, present or future breach of any License, in each case, regardless of whether characterized as “proceeds” under the UCC.

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“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument or other document, General Intangible or Investment Property, together with all of the applicable Grantor’s rights, if any, in any goods or other property giving rise to such right to payment, and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” means (i) all originals of all documents, instruments or other writings or electronic records or other Records evidencing any Receivable, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to such Receivable, including all tapes, cards, computer tapes, computer discs, computer runs and record keeping systems, whether in the possession or under the control of the applicable Grantor or any computer bureau or agent from time to time acting for the Grantor or otherwise, (iii) all evidences of the filing of financing statements relating to such Receivable and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers and (iv) all credit information, reports and memoranda relating to such Receivable.

“Record” means a “record” as defined in Division 9 of the UCC.

“Related Party” means, with respect to any specified Person, such Person’s affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s affiliates.

“Secured Note” has the meaning assigned to such term in the preliminary statement of this Security Agreement.

“Secured Parties” means (i) the Collateral Agent, (ii) the Investors under the Secured Notes, (iii) the beneficiaries of each indemnification obligation undertaken by or on behalf of any Grantor under any Secured Transaction Document, and (iv) the successors and permitted assigns of each of the foregoing.

“Secured Transaction Documents” means the Secured Notes, the Note Purchase Agreement, this Security Agreement and all other instruments, documents, certificates and agreements related thereto.

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“Securities Accounts” means all “securities accounts” as defined in Division 8 of the UCC, including all such accounts described on Schedule 3.4.

“Securities Intermediary” has the meaning specified in Division 8 of the UCC.

“Security Interest” has the meaning assigned to such term in Section 1.4(a).

“Software” means all “software” as defined in Division 9 of the UCC.

“Subsidiary” means any Person in which The Company, directly or indirectly, owns capital stock or holds an equity or similar interest.

“Supplement” means a supplement hereto, in a form reasonably satisfactory to the Collateral Agent.

“Supporting Obligation” means (i) all “supporting obligations” as defined in Division 9 of the UCC and (ii) all Guaranties and other secondary obligations supporting any of the Collateral, in each case regardless of whether characterized as a “supporting obligation” under the UCC.

“Trade Secret Licenses” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trade Secrets now or hereafter owned or held by or on behalf of any Grantor or which the Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trade Secrets now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, the right to sue for any past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned or held by any Grantor or which the Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement, including each agreement described on Schedule 3.6.

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“Trademarks” means all of the following: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in the United States or any other country, and all extensions or renewals thereof, including those described on Schedule 3.6, (ii) all goodwill associated therewith or symbolized by any of the foregoing and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of California or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

Section 1.2           Other Definitions; Interpretation

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (ii) any definition of or reference to any law shall be construed as referring to such law as from time to time amended and any successor thereto and the rules and regulations promulgated from time to time thereunder, (iii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iv) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Security Agreement in its entirety and not to any particular provision hereof, (v) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to and any Supplement thereto, this Security Agreement, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Division of the UCC.

Section 1.3           RESERVED.

Section 1.4           Grant of Security

(a)          Grant by Grantors. As security for the payment or performance, as applicable, in full of the Obligations, the Grantor hereby pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a lien on and security interest (the “Security Interest”) in and to all of the right, title and interest of the Grantor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (all of which being hereinafter collectively referred to as the “Collateral”):

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(i)          all Accounts,

(ii)         all Deposit Accounts and Securities Accounts, including all Cash Collateral Accounts,

(iii)        all Chattel Paper, Documents and Instruments,

(iv)         all Commercial Tort Claims,

(v)          all Equipment,

(vi)         all General Intangibles,

(vii)        all Goods,

(viii)      all Insurance,

(ix)         all Instruments,

(x)          all Intellectual Property,

(xi)         all Inventory,

(xii)        all Investment Property, including all Pledged Collateral,

(xiii)      all Proceeds of Authorizations,

(xiv)        all Receivables and Receivables Records,

(xv)         all other goods and personal property of the Grantor, whether tangible or intangible, wherever located, including letters of credit,

(xvi)        to the extent not otherwise included in clauses (i) through (xv) of this Section, all Collateral Records, Collateral Support and Supporting Obligations in respect of any of the foregoing,

(xvii)      to the extent not otherwise included in clauses (i) through (xvi) of this Section, all other property in which a security interest may be granted under the UCC or which may be delivered to and held by the Collateral Agent pursuant to the terms hereof (including the account referred to in Section 3.4(c)(ii) and all funds and other property from time to time therein or credited thereto), and

(xviii)     to the extent not otherwise included in clauses (i) through (xvii) of this Section, all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

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(b)          Revisions to UCC. For the avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised after the date hereof such that the definition of any of the foregoing terms included in the description or definition of the Collateral is changed, the parties hereto desire that any property which is included in such changed definitions, but which would not otherwise be included in the Security Interest on the date hereof, nevertheless be included in the Security Interest upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the Security Interest is intended to apply immediately on the date hereof to all of the Collateral to the fullest extent permitted by applicable law, regardless of whether any particular item of the Collateral was then subject to the UCC.

ARTICLE 2.

SECURITY FOR OBLIGATIONS; NO ASSUMPTION OF LIABILITY

Section 2.1           Security for Obligations

This Security Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code, or any similar provision of any other bankruptcy, insolvency, receivership or other similar law), of all Obligations with respect to the Grantor.

Section 2.2           No Assumption of Liability

Notwithstanding anything to the contrary herein, the Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES AND COVENANTS

Section 3.1           Generally

(a)          Representations and Warranties. The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that:

(i)          As of the Applicable Date, (A) the Grantor’s chief executive office or its principal place of business is, and for the preceding four months has been, located at the office indicated on Schedule 3.1(a)(i), (B) the Grantor’s jurisdiction of organization is the jurisdiction indicated on Schedule 3.1(a)(i), and (C) the Grantor’s Federal Employer Identification Number and/or company organizational number is as set forth on Schedule 3.1(a)(i).

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(ii)          As of the Applicable Date, (A) the Grantor’s full legal name is as set forth on Schedule 3.1(a)(ii) and (B) the Grantor has not changed its legal name in the preceding five years, except as set forth on Schedule 3.1(a)(ii).

(iii)        The Grantor has not within the five years preceding the Applicable Date become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not theretofore been terminated.

(iv)         The Grantor has good and valid rights in, and title to, the Collateral with respect to which it has purported to grant the Security Interest, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such Collateral for its intended purposes, and except for Permitted Liens.

(A)         To the best of the Grantor’s knowledge, all actions and consents, including all filings, notices, registrations and recordings, necessary or desirable to create, perfect the Security Interest in the Collateral owned or held by it or on its behalf or for the exercise by the Collateral Agent or any other Secured Party of any voting or other rights provided for in this Security Agreement or the exercise of any remedies in respect of any such Collateral have been made or obtained, (A) except for (1) the filing of UCC financing statements naming the Grantor as “debtor” and the Collateral Agent as “secured party,” or the making of other appropriate filings, registrations or recordings, containing a description of such Collateral in each applicable governmental, municipal or other office specified on Schedule 3.1(a)(v)(A), (2) the filing, registration or recordation of fully executed security agreements in the form hereof (or in such other form as shall be in all respects satisfactory to the Collateral Agent) and containing a description of all such Collateral consisting of Patents, Trademarks and Copyrights, together with all other necessary documents, in each applicable governmental registry or office, (3) Deposit Accounts, (4) Collateral in which the Security Interest may be perfected only by possession, the delivery of which to the Collateral Agent is not required hereunder; (B) except for any such Collateral as to which the representations and warranties in this Section 3.1(a)(v) would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted hereunder or under any other Secured Transaction Document; and (C) except to the extent that such Security Interest may not be perfected by filing, registering, recording or taking any other action in the United States. Subsequent recording and filing with the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered patents, trademarks, trademark applications and copyrights acquired by the Company or any of its Subsidiaries after the date hereof.

(v)          It has not filed or authorized the filing of (A) any financing statement or analogous document under the UCC or any other applicable laws covering any such Collateral, (B) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with the United States Patent and Trademark Office or the United States Copyright Office, or (C) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with any foreign governmental, municipal or other office, in each case, which financing statement, analogous document, assignment or other instrument, as applicable, is still in effect, except for Liens expressly permitted by the Secured Transaction Documents.

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(vi)         The Security Interest in the Collateral owned or held by it or on its behalf (A) is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in such Collateral as set forth herein and (B) does not violate Regulation T, U or X as of the Applicable Date.

(vii)        Immediately after the Applicable Date, (i) the fair value of the assets of the Grantor, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of the Grantor, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (iii) the Grantor will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (iv)  the Grantor will not have unreasonably small capital with which to conduct the business following such date.

(b)          Covenants and Agreements. The Grantor hereby covenants and agrees as follows:

(i)          It will promptly notify the Collateral Agent in writing of any change (A) in its legal name, (B) in the location of its chief executive office, principal place of business, any office in which it maintains books or records relating to any of the Collateral owned or held by it or on its behalf or, except to the extent permitted by Section 3.1(b)(vii) or Section 3.2, any office or facility at which any such Collateral is located (including the establishment of any such new office or facility), (C) in its identity or legal or organizational structure or its jurisdiction of formation, or (D) in its Federal Taxpayer Identification Number. It agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

(ii)         It shall maintain, at its own cost and expense, such complete and accurate Records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting Records indicating all payments and proceeds received with respect to any part of such Collateral.

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(iii)        It shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all Persons and to defend the Security Interest in such Collateral and the priority thereof against any Lien or other interest not expressly permitted by the Secured Transaction Documents, and in furtherance thereof, it shall not take, or permit to be taken, any action not otherwise expressly permitted by the Secured Transaction Documents that is reasonably likely to impair the Security Interest or the priority thereof or any Secured Party’s rights in or to such Collateral in violation hereof.

(iv)         The Collateral Agent and such Persons as the Collateral Agent may designate shall have the right at reasonable times and on reasonable notice, at the cost and expense of the Grantor, to inspect all of its Records (and to make extracts and copies from such Records), to discuss its affairs with its officers and (to the extent consented to by such independent accountants) independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by or on behalf of the Grantor, including, upon the occurrence and during the continuance of any Event of Default, in the case of Receivables, Pledged Debt, General Intangibles, Commercial Tort Claims or Collateral in the possession of any third person, by contacting Account Debtors, contract parties or other obligors thereon or any third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent shall maintain the confidentiality of all such information and shall have the absolute right to share on a confidential basis any information it gains from such inspection or verification with any Secured Party.

(v)          At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral owned or held by or on behalf of the Grantor, and not permitted by the Secured Transaction Documents, and may pay for the maintenance and preservation of such Collateral to the extent the Grantor fails to do so as required by the Secured Transaction Documents, and the Grantor shall reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Secured Transaction Documents.

(vi)         It shall not be excused from liability as a result of granting of the Security Interest pursuant to this Security Agreement to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral owned or held by it or on its behalf, all in accordance with the terms and conditions thereof and it shall indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

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(vii)        It shall not make, or permit to be made, an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or grant any other Lien in respect of such Collateral, except Permitted Liens. Except as expressly permitted by the Secured Transaction Documents, it shall not make or permit to be made any transfer of such Collateral, and it shall remain at all times in possession of such Collateral and the direct owner, beneficially and of record, of the Pledged Equity Interests included in such Collateral, except that (A) Inventory may be sold in the ordinary course of business and (B) unless and until the Collateral Agent shall notify it that an Event of Default shall have occurred and be continuing and that, during the continuance thereof, it shall not sell, convey, lease, assign, transfer or otherwise dispose of any such Collateral (which notice may be given by telephone if promptly confirmed in writing), it may use and dispose of such Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement or any other Secured Transaction Document.

Section 3.2           Equipment and Inventory

The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that, as of the Applicable Date, all of the Equipment and Inventory included in the Collateral owned or held by it or on its behalf (other than mobile goods and Inventory and Equipment in transit) is kept only at the locations specified on Schedule 3.2. In addition, the Grantor covenants and agrees that it shall not permit any Equipment or Inventory owned or held by it or on its behalf to be in the possession or control of any warehouseman, bailee, agent or processor for a period of greater than ninety (90) consecutive days, unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold such Equipment or Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Equipment or Inventory, whether arising by operation of law or otherwise.

Section 3.3           Receivables

(a)          Representations and Warranties. The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that, except for Receivables valued at less than $1,000 individually and $10,000 in the aggregate for all Grantors, no Receivable is evidenced by an Instrument (other than checks received in the ordinary course of business) or Chattel Paper that has not been delivered to the Collateral Agent.

(b)          Covenants and Agreements. The Grantor hereby covenants and agrees that:

(i)          At the reasonable request of the Collateral Agent, it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments (other than checks received in the ordinary course of business) and other evidence of any Receivables owned or held by it or on its behalf (other than any delivered to the Collateral Agent as provided herein and other than purchase orders sent to customers), as well as the related Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein.

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(ii)         It will not, without the Collateral Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any such Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Supporting Obligation or Collateral Support relating thereto, or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, releases, compromises or settlements granted or made in the ordinary course of business and consistent with its then current practices and in accordance with such practices reasonably believed by the Grantor to be prudent.

(iii)        Except as otherwise provided in this Section and unless otherwise determined by the Grantor in accordance with its good faith business judgment, it shall continue to use its best efforts to collect all amounts due or to become due to it under all such Receivables and any Supporting Obligations or Collateral Support relating thereto, and diligently exercise each material right it may have thereunder, in each case at its own cost and expense, and in connection with such collections and exercise, it shall, upon the occurrence and during the continuance of an Event of Default, take such action as it or the Collateral Agent may reasonably deem necessary. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default to notify, or require the Grantor to notify, any Account Debtor with respect to any such Receivable, Supporting Obligation or Collateral Support of the Collateral Agent’s security interest therein, and in addition, at any time during the continuation of an Event of Default, the Collateral Agent may: (A) direct such Account Debtor to make payment of all amounts due or to become due to the Grantor thereunder directly to the Collateral Agent and (B) enforce, at the cost and expense of the Grantor, collection thereof and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor would be able to have done. If the Collateral Agent notifies the Grantor that it has elected to collect any such Receivable, Supporting Obligation or Collateral Support in accordance with the preceding sentence, any payments thereof received by the Grantor shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent hereunder and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement), and the Grantor shall not grant any extension of the time of payment thereof, compromise, compound or settle the same for less than the full amount thereof, release the same, wholly or partly, or allow any credit or discount whatsoever thereon.

(iv)         It shall use its reasonable best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

Section 3.4           Investment Property

(a)          Representations and Warranties. The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that:

(i)          Schedule 3.4 sets forth, as of the Applicable Date, (i) all of the Investment Property (other than (A) Receivables not evidenced by an Instrument or Chattel Paper and (B) Equity Interests with an immaterial value) owned or held by or on behalf of the Grantor to the extent not held in a Securities Account and (ii) each Securities Account or commodities account maintained by or on behalf of the Grantor.

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(ii)         All Pledged Equity Interests have been duly authorized and validly issued and are fully paid and nonassessable, and the Grantor is the direct owner, beneficially and of record, thereof, free and clear of all Liens (other than Liens expressly permitted by the Secured Transaction Documents).

(iii)        All Pledged Debt other than Pledged Debt described on Schedule 3.4 hereto has been duly authorized, issued and delivered and, where necessary, authenticated, and constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(iv)         All Investment Property, other than Investment Property held in a Securities Account identified on Schedule 3.4, consisting of certificated securities, Chattel Paper or Instruments other than checks received in the ordinary course of business has been delivered to the Collateral Agent.

(v)          Other than the Pledged Equity Interests that constitute General Intangibles, there is no Investment Property other than that (x) represented by certificated securities or Instruments in the possession of the Collateral Agent or (y) held in a Securities Account identified on Schedule 3.4.

(b)          Registration in Nominee Name; Denominations. The Grantor hereby agrees that (i) without limiting Article 5, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold any Investment Property in its own name as pledgee, the name of its nominee (as pledgee or as sub agent) or the name of the applicable Grantor, endorsed or assigned, where applicable, in blank or in favor of the Collateral Agent, (ii) at the Collateral Agent’s request, the Grantor will promptly give to the Collateral Agent copies of any material notices or other communications received by it with respect to any Investment Property registered in its name, and (iii) the Collateral Agent shall at all times have the right to exchange any certificates, instruments or other documents representing or evidencing any Investment Property owned or held by or on behalf of the Grantor for certificates, instruments or other documents of smaller or larger denominations for any purpose consistent with this Security Agreement.

(c)          Voting and Distributions.

(i)          Unless and until an Event of Default shall have occurred and be continuing:

(A)         The Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Investment Property, or any part thereof, for any purpose not inconsistent with the terms of this Security Agreement and the other Secured Transaction Documents; provided, however, that the Grantor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Investment Property or the rights and remedies of the Collateral Agent under this Security Agreement or any other Secured Transaction Document or the ability of the Collateral Agent to exercise the same.

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(B)         The Collateral Agent shall execute and deliver to the Grantor, or cause to be executed and delivered to the Grantor, all such proxies, powers of attorney and other instruments as the Grantor may reasonably request for the purpose of enabling it to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A) and to receive the cash payments it is entitled to receive pursuant to subsection (c)(i)(C).

(C)         The Grantor shall be entitled to receive, retain and use any and all cash dividends, interest and principal paid on the Investment Property owned or held by it or on its behalf to the extent and only to the extent that such cash dividends, interest and principal are not prohibited by, and otherwise paid in accordance with, the terms and conditions of the Secured Transaction Documents and applicable laws. All non cash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Investment Property, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Pledged Equity Interests in any issuer of any Investment Property or received in exchange for any Investment Property, or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Grantor, shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent hereunder and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(ii)         Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default:

(A)         Upon the direction of the Collateral Agent, all rights of the Grantor to dividends, interest or principal that it is authorized to receive pursuant to subsection (c)(i)(C) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal, as applicable. All dividends, interest and principal received by or on behalf of any Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (c)(ii)(A) shall be retained by the Collateral Agent in an account to be established in the name of the Collateral Agent, for the ratable benefit of the Secured Parties, upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.2. Subject to the provisions of this subsection (c)(ii)(A), such account shall at all times be under the sole dominion and control of the Collateral Agent, and the Collateral Agent shall at all times have the sole right to make withdrawals therefrom and to exercise all rights with respect to the funds and other property from time to time deposited therein or credited thereto as set forth in the Secured Transaction Documents. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to the applicable Grantor all cash dividends, interest and principal (without interest) that the Grantor would otherwise be permitted to retain pursuant to the terms of subsection (c)(i)(C) and which remain in such account.

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(B)         Upon the direction of the Collateral Agent, all rights of the Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to subsection (c)(i)(A), and the obligations of the Collateral Agent under subsection (c)(i)(B), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Investors, the Collateral Agent shall have the right from time to time upon the occurrence of and during the continuance of an Event of Default to permit the Grantor to exercise such rights. After all Events of Default have been cured or waived, the applicable Grantor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of subsection (c)(i)(A).

Section 3.5           Letter of Credit Rights

The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that Schedule 3.5 sets forth, as of the Applicable Date, each letter of credit giving rise to a Letter of Credit Right included in the Collateral owned or held by or on behalf of the Grantor.

Section 3.6           Intellectual Property Collateral

(a)          Representations and Warranties. The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that Schedule 3.6 sets forth, as of the Applicable Date, all of the Patents, material Patent Licenses, Trademarks, Trademark Licenses, material Copyrights, material Copyright Licenses, Trade Secret Licenses and Domain Names included in the Collateral owned or held by the Grantor.

(b)          Covenants and Agreements. The Grantor hereby covenants and agrees as follows:

(i)          It will not, knowingly or intentionally, nor will it permit any of its licensees (or sublicensees) to, do any act, or omit to do any act, whereby any Patent that is related to the conduct of its business may become invalidated or dedicated to the public, and it shall use its reasonable best efforts to continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

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(ii)         It will (either directly or through its licensees or its sublicensees), for each Trademark that is necessary for the conduct of its business, (A) maintain such Trademark in full force free from any claim of abandonment or invalidity for non use, (B) display such Trademark with notice of Federal or other analogous registration to the extent necessary and sufficient to establish and preserve its rights under applicable law, and (C) not knowingly use or knowingly permit the use of such Trademark in violation of any third party’s valid and legal rights.

(iii)        It will promptly notify the Collateral Agent in writing if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office, or any similar offices or tribunals in the United States or any other country) regarding the Grantor’s ownership of any such Intellectual Property, its right to register the same, or to keep and maintain the same.

(iv)         In no event shall it, either directly or through any agent, employee, licensee or designee, file an application for any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar offices in the United States or any other country, unless it promptly notifies the Collateral Agent in writing thereof and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Intellectual Property, and the Grantor hereby appoints the Collateral Agent as its attorney in fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(v)          It will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar offices or tribunals in the United States and the European Union, and except as otherwise determined in its good faith business judgment, any other country, to maintain and pursue each material application relating to the Intellectual Property owned or held by it (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registered Trademark and Copyright that is material to the conduct of its business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent, in good faith, with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that it has reason to believe that any Intellectual Property material to the conduct of its business has been or is about to be infringed, misappropriated or diluted by a third party, it promptly shall notify the Collateral Agent in writing and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Intellectual Property.

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(vi)         During the continuance of an Event of Default, it shall use its reasonable best efforts to obtain all requisite consents or approvals by the licenser of each License to effect the assignment (as collateral security) of all of its right, title and interest thereunder to the Collateral Agent or its designee.

(vii)        It shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property owned or held by, including entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents.

(viii)      It shall in accordance with its past practices continue to collect all amounts due or to become due to the Grantor under all Intellectual Property, and diligently exercise each material right it may have thereunder, in each case at its own cost and expense, and in connection with such collections and exercise, it shall, upon the occurrence and during the continuance of an Event of Default, take such action as it or the Collateral Agent may reasonably deem necessary. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to notify, or require the Grantor to notify, any relevant obligors with respect to such amounts of the Collateral Agent’s security interest therein.

Section 3.7           Commercial Tort Claims

(a)          Representations and Warranties. The Grantor represents and warrants to the Collateral Agent and the other Secured Parties that Schedule 3.7 sets forth, as of the Applicable Date, all Commercial Tort Claims made by it or on its behalf or to which it otherwise has any right, title or interest.

(b)          Covenants and Agreements. The Grantor hereby covenants and agrees that promptly after the same shall have been commenced, it shall provide to the Collateral Agent written notice of any Commercial Tort Claim and any judgment, settlement or other disposition thereof.

Section 3.8           Deposit Accounts.

(a)          Representations and Warranties. The only Deposit Accounts maintained by any Grantor on the Applicable Date are those listed on Schedule 3.8.

(b)          Notice of Formation of Deposit Account. The Grantor hereby covenants and agrees that, following the Applicable Date, the Grantor shall provide the Investors and Collateral Agent fifteen (15) days written notice prior to the formation of a Deposit Account.

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Section 3.9           Schedules. Grantor hereby agrees to furnish to Collateral Agent, within thirty days following the date of this Agreement, any Schedules hereto that were not delivered in completed form on the date hereof.

ARTICLE 4.

FURTHER ASSURANCES

The Grantor hereby covenants and agrees, at its own cost and expense, to execute, acknowledge, deliver and/or cause to be duly filed all such further agreements, instruments and other documents (including favorable legal opinions in connection with any Transaction) that may be reasonably requested by the Collateral Agent, and take all such further actions, that the Collateral Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. In addition, to the extent permitted by applicable law, the Grantor hereby irrevocably authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral owned or held by it or on its behalf without the signature of the Grantor and additionally agrees that a photographic or other reproduction of this Security Agreement may be filed with the United States Patent and Trademark Office and/or the United States Copyright Office, as applicable. The Grantor hereby further irrevocably authorizes the Collateral Agent to file a Record or Records, including financing statements, in all jurisdictions and with all filing offices that the Collateral Agent may determine, in its sole and absolute discretion, are necessary, advisable or prudent to perfect the Security Interest granted by it and agrees that such financing statements may describe the Collateral owned or held by it or on its behalf in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner that the Collateral Agent may determine, in its sole and absolute discretion, is necessary, advisable or prudent to perfect the Security Interest granted by the Grantor, including describing such property as “all assets” or “all personal property.”

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ARTICLE 5.

COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

The Grantor hereby appoints the Collateral Agent and any officer or agent thereof, as its true and lawful agent and attorney in fact for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, and without limiting the generality of the foregoing, the Collateral Agent shall have the right, with power of substitution for the Grantor and in the Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral owned or held by it or on its behalf or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, any of such Collateral; (iii) to sign the name of the Grantor on any invoice or bill of lading relating to any of such Collateral; (iv) to send verifications of Receivables owned or held by it or on its behalf to any Account Debtor; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on any of the Collateral owned or held by it or on its behalf or to enforce any rights in respect of any of such Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any of such Collateral; (vii) to notify, or to require the Grantor to notify, Account Debtors and other obligors to make payment directly to the Collateral Agent, and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such Collateral, and to do all other acts and things necessary to carry out the purposes of this Security Agreement, as fully and completely as though the Collateral Agent were the absolute owner of such Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to any of the Collateral or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any other Secured Party with respect to any of the Collateral shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Collateral Agent or any other Secured Party in the absence of the Collateral Agent’s or such Secured Party’s gross negligence or willful misconduct. The provisions of this Article shall in no event relieve any Grantor of any of its obligations hereunder or under the other Secured Transaction Documents with respect to any of the Collateral or impose any obligation on the Collateral Agent or any other Secured Party to proceed in any particular manner with respect to any of the Collateral, or in any way limit the exercise by the Collateral Agent or any other Secured Party of any other or further right that it may have on the date of this Security Agreement or hereafter, whether hereunder, under any other Secured Transaction Document, by law or otherwise. Any sale pursuant to the provisions of this paragraph shall conform to the commercially reasonable standards as provided in Part 6 of Division 9 of the UCC.

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ARTICLE 6.

REMEDIES UPON DEFAULT

Section 6.1           Remedies Generally

(a)          General Rights. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of Collateral owned or held by it or on its behalf to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times to the extent permitted by law: (i) with respect to any Collateral consisting of Intellectual Property or Commercial Tort Claims, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any such Collateral by the applicable Grantors to the Collateral Agent, or, in the case of Intellectual Property, to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (ii) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral owned or held by it or on its behalf and without liability for trespass to enter any premises where such Collateral may be located for the purpose of taking possession of or removing such Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of any of the Collateral owned or held by or on behalf of the Grantor, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be irrevocably authorized at any such sale of such Collateral constituting securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the applicable Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

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(b)          Sale of Collateral. The Collateral Agent shall give the Grantor ten days’ written notice (which the Grantor agrees is reasonable notice within the meaning of Part 6 of Division 9 of the UCC) of the Collateral Agent’s intention to make any sale of any of the Collateral owned or held by or on behalf of the Grantor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which such Collateral will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of any of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), any of the Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from the Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, (i) a written agreement to purchase any of the Collateral shall be treated as a sale thereof, (ii) the Collateral Agent shall be free to carry out such sale pursuant to such agreement, and (iii) no Grantor shall be entitled to the return of any of the Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon any of the Collateral and to sell any of the Collateral pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Without limiting the generality of the foregoing, the Grantor agrees as follows: (A) if the proceeds of any sale of the Collateral owned or held by it or on its behalf pursuant to this Article are insufficient to pay all the Obligations, it shall be liable for the resulting deficiency and the fees, charges and disbursements of any counsel employed by the Collateral Agent or any other Secured Party to collect such deficiency, (B) it hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any such Collateral may have been sold at any private sale pursuant to this Article was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, (C) there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements in this Section may be specifically enforced, (D) the Collateral Agent may sell any such Collateral without giving any warranties as to such Collateral, and the Collateral Agent may specifically disclaim any warranties of title or the like, and (E) the Collateral Agent shall have no obligation to marshal any such Collateral.

Section 6.2           Application of Proceeds of Sale

The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

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FIRST, to the payment of all reasonable costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Secured Transaction Document or any of the Obligations, including all out of pocket court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Secured Transaction Document on behalf of any Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Secured Transaction Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the applicable Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have sole and absolute discretion as to the order of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Section 6.3           Investment Property

In view of the position of the Grantor in relation to the Investment Property, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal securities laws”) with respect to any disposition of the Investment Property permitted hereunder. The Grantor understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Investment Property, and might also limit the extent to which or the manner in which any subsequent transferee of any Investment Property could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Investment Property under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Investment Property, limit the purchasers to those who will agree, among other things, to acquire such Investment Property for their own account, for investment, and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Investment Property, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. The Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Investment Property at a price that the Collateral Agent, in its discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells any such Investment Property.

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Section 6.4           Grant of License to Use Intellectual Property

For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby grants to the Collateral Agent an irrevocable, non exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or held or hereafter acquired or held by or on behalf of the Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantor notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Collateral Agent shall be applied in accordance with Section 6.2.

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ARTICLE 7.

REIMBURSEMENT OF COLLATERAL AGENT

The Grantor shall pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the fees, other charges and disbursements of counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Security Agreement relating to the Grantor or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of the Grantor, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder relating to the Grantor or any of its property, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof. Without limitation of its indemnification obligations under the other Secured Transaction Documents, the Grantor shall indemnify the Collateral Agent and each Related Party thereof (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related out-of-pocket expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (a) the execution or delivery by the Grantor of this Security Agreement or any other Secured Transaction Document or any agreement or instrument contemplated hereby or thereby, or the performance by the Grantor of its obligations under the Secured Transaction Documents and the other transactions contemplated thereby or (b) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by judgment of a court of competent jurisdiction to have primarily resulted from the gross negligence or willful misconduct of such Indemnitee. Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Secured Transaction Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Secured Transaction Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Secured Transaction Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section shall be payable within ten days of written demand therefor and shall bear interest at the then prevailing rate under the Secured Notes.

ARTICLE 8.

WAIVERS; AMENDMENTS

No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the other Secured Parties hereunder and under the other Secured Transaction Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Secured Transaction Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances. Neither this Security Agreement nor any provision hereof may be waived, amended, supplemented or otherwise modified, or any departure therefrom consented to, except pursuant to an agreement or agreements in writing entered into by the Grantor and Investors holding a majority of the aggregate principal amount of the Secured Notes then outstanding, provided that no such agreement shall waive, amend, supplement or otherwise modify, or consent to a departure to, the rights or duties of the Collateral Agent hereunder without the prior written consent of the Collateral Agent.

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ARTICLE 9.

SECURITY INTEREST ABSOLUTE

All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any Secured Transaction Document, any agreement with respect to any of the Obligations, or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other waiver, amendment, supplement or other modification of, or any consent to any departure from, any Secured Transaction Document or any other agreement or instrument relating to any of the foregoing, (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or waiver, amendment, supplement or other modification of, or consent under, or departure from, any guarantee, securing or guaranteeing all or any of the Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Security Agreement or any other Secured Transaction Document.

ARTICLE 10.

TERMINATION; RELEASE

This Security Agreement and the Security Interest shall terminate and be of no further force and effect when the Obligations shall have been finally and indefeasibly paid in full. Upon (i) any sale, transfer or other disposition permitted by the Secured Transaction Documents (other than any sale, transfer or other disposition of any Collateral that would, immediately after giving effect thereto, continue to be Collateral but for the release of the Security Interest therein pursuant to this clause) or (ii) the effectiveness of any written consent to the release of the Security Interest in any Collateral, the Security Interest in such Collateral shall be automatically released. In addition, if any of the Pledged Equity Interests in any Subsidiary are sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Secured Transaction Documents and, immediately after giving effect thereto, such Subsidiary or subsidiary, as applicable, would no longer be a Subsidiary or a subsidiary, as applicable, then the obligations of such Subsidiary or subsidiary, as applicable, under this Security Agreement and the Security Interest in the Collateral owned or held by or on behalf of such Subsidiary or such subsidiary, as applicable, shall be automatically released. In connection with any termination or release pursuant to this Section, the Collateral Agent shall execute and deliver to the applicable Grantor, and hereby authorizes the filing of, at the Grantor’s cost and expense, all UCC termination statements and similar documents that the Grantor may reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Article shall be without recourse to or warranty by the Collateral Agent or any other Secured Party.

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ARTICLE 11.

ADDITIONAL GRANTORS

The Grantor shall cause each of its Subsidiaries to execute a Supplement within three (3) calendar days of such Subsidiary becoming a Subsidiary of the Grantor. Upon execution and delivery after the date hereof by the Collateral Agent and a Subsidiary of a Supplement and updated Schedule I setting forth the name and address for purposes of notice of such Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as of the date of such execution as if originally named as a Grantor herein (each an “Additional Grantor”). The execution and delivery of any Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of the Grantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Grantor as a party to this Security Agreement.

ARTICLE 12.

COLLATERAL AGENT

Each Investor hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The Collateral Agent shall have the same rights and powers in its capacity as an Investor as any other Investor and may exercise the same as though it were not the Collateral Agent, and the Collateral Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if it were not the Collateral Agent hereunder.

The Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (i) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by this Agreement, and (iii) except as expressly set forth herein, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of the Subsidiaries that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Company or an Investor (and, promptly after its receipt of any such notice, it shall give each Investor and the Company notice thereof), and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with any Secured Transaction Document, (b) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth therein, (d) the validity, enforceability, effectiveness or genuineness thereof or any other agreement, instrument or other document or (e) the satisfaction of any condition set forth in herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

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The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and reasonably believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Grantor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub agents appointed by the Collateral Agent, provided that no such delegation shall serve as a release of the Collateral Agent or waiver by the Company of any rights hereunder. The Collateral Agent and any such sub agent may perform any and all its duties and exercise its rights and powers through their respective affiliates. The exculpatory provisions of the preceding paragraphs shall apply to any such sub agent and to the affiliates of the Collateral Agent and any such sub agent, and shall apply to their respective activities acting for the Collateral Agent.

Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Investors and the Company. Upon any such resignation, the Investor holding a majority of the principal amount of the Secured Notes shall have the right to appoint a successor. If no successor shall have been so appointed by the Investor and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Investor holding a majority of the principal amount of the Secured Notes, appoint a successor Collateral Agent which shall be a bank with an office in Los Angeles, California, or an affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. After the Collateral Agent’s resignation hereunder, the provisions of this Article shall continue in effect for the benefit of such retiring Collateral Agent, its sub agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

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Each Investor acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Investors and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Secured Transaction Documents. Each Investor also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Investors and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Secured Transaction Document, any related agreement or any document furnished thereunder.

ARTICLE 13.

NOTICES

All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)          If to the Company:

Penzance, LLC
4250 Wilshire Blvd
Los Angeles, CA 90010
Telephone: ________________
Facsimile: _________________
Attention: _______________

with a copy to:

__________________________
__________________________
__________________________
__________________________

(b)          If to the Collateral Agent:

Loton, Corp.
4751 Wilshire Blvd, Third Floor
Los Angeles, California 90010
Telephone: (646) 584-4021
Attention: Andrew Schleimer

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With a copy to:

Manatt, Phelps & Phillips, LLP

11355 West Olympic Boulevard

Los Angeles, California 90064

Attention: Richard J. Maire, Esq.

Facsimile: (310) 312-4224

(c)          If to the Investors, then to the addresses set forth below their signatures hereto.

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 6:30 p.m. (Los Angeles time) on any other day will be deemed to have been received on the next Business Day), if given by facsimile transmission, (ii) the Business Day following the date of delivery with a nationally recognized overnight courier service or (iii) if given by any other means, when delivered at the address specified in this Article 13.

ARTICLE 14.

BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENTS

Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and permitted assigns. This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Grantor, the Collateral Agent and the other Secured Parties, and their respective successors and permitted assigns, except that no Grantor shall have the right to assign its rights or obligations hereunder or any interest herein or in any of the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Security Agreement or the other Secured Transaction Documents.

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ARTICLE 15.

SURVIVAL OF AGREEMENT; SEVERABILITY

All covenants, agreements, representations and warranties made by the Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Secured Transaction Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the execution and delivery of any Secured Transaction Document and the making of any Loan, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Security Agreement shall terminate. In the event any one or more of the provisions contained in this Security Agreement or in any other Secured Transaction Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

ARTICLE 16.

GOVERNING LAW

THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

ARTICLE 17.

COUNTERPARTS

This Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Article 14), and shall become effective as provided in Article 14. Delivery of an executed counterpart of this Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

ARTICLE 18.

HEADINGS

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Security Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Security Agreement.

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ARTICLE 19.

JURISDICTION; VENUE; CONSENT TO SERVICE OF PROCESS

THE GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA SITTING IN LOS ANGELES COUNTY AND OF THE UNITED STATES’ DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OF CALIFORNIA COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

THE GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER SECURED TRANSACTION DOCUMENT IN ANY COURT REFERRED TO IN THE PRECEDING PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN ARTICLE 13. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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ARTICLE 20.

WAIVER OF JURY TRIAL; JUDICIAL REFERENCE

TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO LEGAL CLAIMS BASED ON ANY SUCH PARTY’S PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, THE NOTE PURCHASE AGREEMENT AND THE SECURITY AGREEMENT. IF AND TO THE EXTENT THAT THE FOREGOING WAIVER OF THE RIGHT TO A JURY TRIAL IS UNENFORCEABLE FOR ANY REASON IN SUCH FORUM, THE PARTIES HERETO HEREBY CONSENT TO THE ADJUDICATION OF ANY AND ALL CLAIMS PURSUANT TO JUDICIAL REFERENCE AS PROVIDED IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, AND THE JUDICIAL REFEREE SHALL BE EMPOWERED TO HEAR AND DETERMINE ANY AND ALL ISSUES IN SUCH REFERENCE WHETHER FACT OR LAW. EACH PARTY HERETO REPRESENT THAT IT HAS REVIEWED THIS WAIVER AND CONSENT AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS AND CONSENTS TO JUDICIAL REFERENCE FOLLOWING THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOICE ON SUCH MATTERS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT OR TO JUDICIAL REFERENCE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 AS PROVIDED HEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

COMPANY:

PENZANCE, LLC.

By:	/s/ Keith Cohn
Name: Keith Cohn
Title:CEO

COLLATERAL AGENT AND INVESTOR:

LOTON, CORP.

By:	/s/ Robert Ellin
Name: Robert Ellin
Title:CEO

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